EXHIBIT 10.54

                   Second Amendment to Lease Agreement between
                         CNL LLB C-Hotel Management, LP
                         (formerly LLB C-Hotel, L.L.C.)
                           and LLB Tenant Corporation
                  relating to the Courtyard - Little Lake Bryan

                                                                      [LLB CTYD]

                       SECOND AMENDMENT TO LEASE AGREEMENT


         THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Second Amendment") is made as of the 15th day of December, 2000, by and between CNL LLB C-HOTEL MANAGEMENT, LP, a Delaware limited partnership, f/k/a LLB C-HOTEL, L.L.C., a Delaware limited liability company ("Landlord"), and LLB TENANT CORPORATION, a Delaware corporation ("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS,  Landlord  and Tenant have  entered  into that  certain  Lease
Agreement dated as of October 12, 2000, as amended by that certain First Amendment to Lease Agreement dated as of November 17, 2000 (collectively, the "Original Lease"), for the leasing of that certain Courtyard by Marriott hotel property located in Little Lake Bryan, Orlando, Florida, and more particularly described in the Original Lease; and

         WHEREAS, Landlord and Tenant desire to amend certain terms and conditions of the Original Lease.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Recitals. The foregoing recitals are correct and complete and are hereby incorporated into this Second Amendment by this reference.

         2. Defined Terms. Capitalized terms used in this Second Amendment and not defined elsewhere herein shall have the meanings set forth in the Original Lease.

         3. Amendments to Original Agreement. From and after the date hereof the Original Lease is hereby amended as follows:

         (a) In Article One of the Original Lease (captioned "Definitions"), the defined term "Tenant's Personal Property" is hereby deleted in its entirety and, in lieu thereof, the following is hereby substituted:

         ""Tenant's Personal Property" shall mean all motor vehicles, and any other tangible personal property of Tenant, if any, acquired by Tenant at its election and with its own funds on and after the date hereof and located at the Leased Property or used in Tenant's business at the Leased Property and all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, other than any items included within the definition of Leased Property."

         (b) Section 2.1(e) of the Original Lease is hereby deleted in its entirety and, in lieu thereof, the following is hereby substituted:

                  "(e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, computers, trade fixtures, FAS or Inventories located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such property, except items, if any, included within the category of Fixtures, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Leased Personal Property");"

         (c) Section 5.2 of the Original Lease (captioned "Tenant's Personal Property") is hereby deleted in its entirety.

         4. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.  Governing  Law.  This  Second   Amendment   shall  be  interpreted,
construed, applied and enforced in accordance with Section 22.13 of the Original Lease.

         6. Section and Other Headings. The headings contained in this Second Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Second Amendment.

         7. Entire Agreement. The Original Lease, as amended by this Second Amendment, contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, not contained in the Original Lease, as amended by this Second Amendment, shall be of any force or effect. This Second Amendment may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by the parties hereto. Except as modified by this Second Amendment, the terms and provisions of the Original Lease, which are incorporated herein by this reference, are hereby reaffirmed and shall be binding upon the parties hereto.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as a sealed instrument as of the date first above written.


                                 LANDLORD:

                                 CNL LLB C-HOTEL MANAGEMENT, L.P.
                                 a Delaware limited partnership
                                 By:      CNL LLB C-Hotel Management Corp.,
                                          a Delaware corporation
                                          its managing member

                                          By:      /s/ Charles A. Muller
                                                   --------------------------
                                                   Charles A. Muller
                                                   Executive Vice President


                                 TENANT:

                                 LLB TENANT CORPORATION,
                                 a Delaware corporation

                                 By:      /s/ Timothy J. Grisius
                                          -----------------------------------
                                          Timothy J. Grisius
                                          Vice President